                                                                Exhibit 10.15(a)

                  First Amendment dated as of
             October 31, 1997 (this "Amendment") to the
             Credit Agreement dated as of March 6, 1997,
             (the "Credit Agreement"), among CHICAGO
             BRIDGE & IRON COMPANY N.V., (the "Company"), the BORROWING SUBSIDIARIES party thereto (collectively with the Company, the "Borrowers"), the lenders party thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

     Whereas the parties hereto desire to amend the Credit Agreement as set forth herein;

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendment. (i) Section 6.10 is hereby amended to read as follows:

             The Company will not permit Consolidated Capital Expenditures to exceed (a) $33,000,000 during the fiscal year ending December 31, 1997, or (b) $20,000,000 during any fiscal year thereafter; provided, the amount of Consolidated Capital Expenditures permitted in any fiscal year beginning after December 31, 1998, shall be increased by the lesser of (i) any amount by which permitted Consolidated Capital Expenditures during the immediately preceding fiscal year exceeded actual Consolidated Capital Expenditures during such preceding fiscal year and (ii) $5,000,000.

             (ii) The Company explicitly acknowledges that, except as set forth in the preceding clause (i), Section 6.10 and each other provision of the Credit Agreement remains in full force and effect.



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            SECTION 3.  Effectiveness.  This Amendment shall become effective on the date hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 4. Representations and Warranties. The Company represents and warrants to each of the Lenders and the Administrative Agent that:

                 (a) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                 (b) Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                               CHICAGO BRIDGE & IRON COMPANY
                               N.V., By:  Chicago Bridge & Iron Company B.V.
                                           Its Managing Director

                                     by  /s/T. J. Wiggins
                               ___________________________________________
                               Name:  T. J. Wiggins
                               Title: Managing Director

                                 THE CHASE MANHATTAN BANK,
                                 individually and as
                                 Administrative Agent,

                                      by  /s/Timothy J. Storms
                                 ___________________________________
                                 Name:  Timothy J. Storms
                                 Title: Managing Director

                                 BANK OF MONTREAL,

                                      by  /s/Angelo A. Barone
                                 ___________________________________
                                 Name:  Angelo A. Barone
                                 Title: Director

                                 THE FIRST NATIONAL BANK OF
                                 CHICAGO,

                                      by  /s/Deborah Stevens
                                 _________________________________
                                 Name:  Deborah Stevens
                                 Title: Authorized Agent

                                 CREDIT SUISSE FIRST BOSTON,

                                      by  /s/Lynn Allegaert
                                 ___________________________________
                                 Name:  Lynn Allegaert
                                 Title: Vice President

                                      by  /s/Robert B. Potter
                                 ___________________________________
                                 Name: Robert B. Potter
                                 Title: Vice President

                                 UNION BANK OF SWITZERLAND, NEW
                                 YORK BRANCH,

                                      by  /s/Hamilton W. Bullard
                                 ___________________________________
                                 Name:  Hamilton W. Bullard
                                 Title: Assistant Treasurer


                                      by  /s/C.C. Glockler
                                 ___________________________________
                                 Name:  C. C. Glockler
                                 Title: Director

                                                                Exhibit 10.15(b)

                      Second Amendment dated as of
                 March 5, 1998 (this "Amendment") to the
                 Credit Agreement dated as of March 6, 1997 as amended as of October 31, 1997 (the "Credit Agreement"), among CHICAGO BRIDGE & IRON COMPANY N.V. (the "Company"), the BORROWING SUBSIDIARIES party thereto (collectively with the Company, the "Borrowers"), the lenders party thereto (the "Lenders") and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

     Whereas the parties hereto desire to amend the Credit
Agreement as set forth herein;

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.
Each reference to "hereof", "hereunder", "herein" and
"hereby" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     SECTION 2.  Amendment.

     A. Section 6.01(h) is hereby amended to read as follows:

          "(h) other unsecured Indebtedness in an aggregate principal amount at any time outstanding not in excess of $20,000,000 minus the aggregate outstanding amount of the Indebtedness referred to in paragraph (g) above."

     B. Section 6.03 is hereby amended to replace the dollar amount $1,000,000 with $5,000,000.

     C.   Subclause (ii) of the second parenthetical in
          Section 6.04(a) is hereby amended to read as follows:

          "(ii) other assets with a book value not in excess of (x) 10% of the shareholders' equity of the Company (determined in accordance with GAAP)


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          during any fiscal year of the Company or (y)
          $30,000,000 during the term of this Agreement"

     D. Section 6.07(b) is hereby amended to read as follows:

          "(b) the Company may (i) declare and pay dividends with respect to its capital stock payable in additional shares of its common stock or (ii) so long as no Default shall be continuing at the time thereof or after giving effect thereto, declare and pay dividends with respect to its capital stock in cash, or make stock repurchases, in an aggregate amount not to exceed during any fiscal year of the Company $5,000,000 plus 10% of Consolidated Net Income for the immediately preceding fiscal year,"

     The Company explicitly acknowledges that, except as set forth in the preceding clauses A through D, Sections
6.01, 6.03, 6.04 and 6.07 and each other provision of the Credit Agreement will remain in full force and effect.

     SECTION 3. Effectiveness. This Amendment shall become effective on the date hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 4.  Representations and Warranties.  The
Company represents and warrants to each of the Lenders and the Administrative Agent that:

          (a)  Before and after giving effect to this
     Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (b)  Before and after giving effect to this
     Amendment, no Default or Event of Default has occurred and is continuing.

     SECTION 5.  Applicable Law.  THIS AMENDMENT SHALL BE
     GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
     THE STATE OF NEW YORK.

     SECTION 6.  Counterparts.  This Amendment may be
     executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.



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     IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   CHICAGO BRIDGE & IRON COMPANY
                                   N.V., By: Chicago Bridge & Iron Company B.V.,
                                         Its Managing Director

                                        by  /s/Gerald W. Glenn
                                        __________________________
                                        Name:  Gerald W. Glenn
                                        Title: Chief Executive Officer

                                   THE CHASE MANHATTAN BANK,
                                   individually and as
                                   Administrative Agent,

                                        by  /s/Lenard Weiner
                                        __________________________
                                        Name:  Lenard Weiner
                                        Title: Managing Director

                                   BANK OF MONTREAL,

                                        by  /s/Leon H. Sinclair
                                        ___________________________
                                        Name:  Leon H. Sinclair
                                        Title: Director

                                   THE FIRST NATIONAL BANK OF
                                   CHICAGO,

                                        by  /s/Deborah E. Stevens
                                        ___________________________
                                        Name:  Deborah E. Stevens
                                        Title: Authorized Agent

                                   CREDIT SUISSE FIRST BOSTON,

                                        by
                                        ____________________________
                                        Name:
                                        Title:



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                                       UNION BANK OF SWITZERLAND,
                                       NEW YORK BRANCH,

                                          by  /s/Hamilton W. Bullard
                                       ___________________________
                                       Name:  Hamilton W. Bullard
                                       Title: Assistant Treasurer

                                          by  /s/Paula Mueller
                                       ____________________________
                                       Name:  Paula Mueller
                                       Title: Vice President Structured
                                              Finance

                                       GULF INTERNATIONAL BANK
                                       B.S.C.

                                          by  /s/Abdel-Fattah Tahoun
                                       ______________________________
                                       Name:  Abdel-Fattah Tahoun
                                       Title: Senior Vice President


                                          by  /s/Haytham F. Khalil
                                       _______________________________
                                       Name:  Haytham F. Khalil
                                       Title: Assistant Vice President